CHANGE IN CONTROL
                              EMPLOYMENT AGREEMENT




                                    BETWEEN



                          IOWA FIRST BANCSHARES CORP.


                                      AND


                                D. SCOTT INGSTAD



                                January 1, 1996




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                               TABLE OF CONTENTS






CAPTIONS                                                                   PAGE

1.       Purpose

2.       Operation of Agreement

3.       Change in Control

4.       Employment

5.       Compensation

6.       Termination

7.       Company Obligations on Termination

8.       Confidentiality

9.       No Obligation to Mitigate Damages

10.      Non-Exclusivity of Rights

11.      Full Settlement

12.      Notices

13.      Non-Alienation

14.      Governing Law

15.      Amendment

16.      Successor to the Company

17.      Miscellaneous

CHANGE IN CONTROL EMPLOYMENT AGREEMENT



This Agreement is made on January 1, 1996, between Iowa First Bancshares Corp., an Iowa corporation (the "Company"), and D. Scott Ingstad (the "Executive").

1. Purpose. The Company wishes to attract and retain well-qualified executive and key personnel. The Company and the Executive wish to assure continuity of management in the event of any actual or threatened Change in Control (as defined in Section 3) of the Company. This Agreement is made to accomplish these purposes and in consideration for the mutual covenants contained in this Agreement.

2. Operation of Agreement. The "effective date of this Agreement" shall be the date on which a Change in Control occurs, and its terms and conditions shall have no effect on the existing terms of the Executive's employment until the effective date. This Agreement shall terminate if the Board of Directors of the Company (the "Board") determines that the Executive is no longer a key executive who should be covered by this Agreement and so notifies the Executive; provided, however, that such a determination shall not be made, and if made shall have no effect, (a) within three years after the Change of Control, or (b) during any period of time when the Company has knowledge that any third person has taken steps reasonably calculated to effect a Change of Control until, in the opinion of the Board, the third person has abandoned or terminated such efforts to effect a Change of Control. Any good faith decision by the Board that the third person has abandoned or terminated efforts to effect a Change of Control shall be conclusive and binding on the Executive.

3. Change in Control. For purposes of this Agreement, a "Change in Control" means a change of control of a nature that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); provided, however, without limitation, that such a "Change of Control" shall be deemed to have occurred if either:

         a. A third person or entity, including a group as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner, directly or indirectly, of shares of the Company having 35 percent or more of the total number of votes that may be cast for the election of Directors of the Company; or

         b. The individuals who constitute the Board as of the date of this Agreement (the "Incumbent Board") cease for any reason to constitute at least two-thirds thereof, provided that any person who becomes a Director subsequent to the date of this Agreement whose election or nomination for election by the Company's shareholders was approved by a vote of at least 75 percent of the Directors comprising the Incumbent Board (other than an election or nomination in connection with an actual or threatened election contest relating to the election of Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this clause, considered as though such person were a member of the Incumbent Board.

4. Employment. The Company agrees to continue the Executive in its employ, and the Executive agrees to remain in the employ of the Company for the period commencing on the effective date of this Agreement and ending on the earlier to occur of (1) the third anniversary of such date or (2) the Executive's assumed retirement date, herein defined as attainment of age 65 or under such other agreement as the Company may have made with the Executive. The period commencing on the effective date of this Agreement and ending on the earlier to occur of dates specified in clauses (1) and (2) is the "Employment Period". During the Employment Period:

         a. Position. The Executive's position (including titles), authority, and responsibilities shall be at least commensurate with those held, exercised, and assigned during the 90-day period immediately preceding the effective date of this Agreement. Such services shall be performed at the location where the Executive was employed immediately prior to the effective date of this Agreement.

         b. Performance. The Executive shall devote such business time during normal business hours exclusively to the business and affairs of the Company and use his or her best efforts to perform faithfully and efficiently the responsibilities assigned, in each case, to the extent necessary to discharge the responsibilities assigned, except for services on corporate, civic, or charitable boards or committees not significantly interfering with the performance of such responsibilities and periods of vacation and sick leave to which he or she is entitled. The Executive's continuing to serve on any boards and committees with which he or she shall be connected, as a member or otherwise, at the date of this Agreement shall not be deemed to interfere with the performance of the Executive's services to the Company.

5.       Compensation.  During the Employment Period:

         A. Base Salary. The Executive shall receive a base salary ("Base Salary") at a monthly rate at least equal to the highest monthly salary paid to the Executive by the Company or any of its affiliated companies within one year prior to the effective date of this Agreement. The Base Salary shall be reviewed at least once each year and shall be increased at any time and from time to time by action of the Board of the Company or any committee thereof or any individual having authority to take such action in accordance with the Company's regular practices. No increase in the Base Salary shall serve to limit or reduce any other obligation of the Company hereunder, and, after any such increase, the Base Salary shall not be reduced. As used in this Agreement, the term "affiliated companies" means any company controlling, controlled by, or under common control with the Company.

         b. Annual Bonus. In addition to the Base Salary, the Executive shall be awarded for each fiscal year an annual bonus pursuant to any bonus or incentive plan or program of the Company or otherwise, in cash at least equal to the highest bonus paid or payable to the Executive in respect of any of the fiscal years during the three fiscal years immediately prior to the effective date of this Agreement.

         c. Incentive and Savings Plans. In addition to the Base Salary and any annual bonus payable as provided in this Agreement, the Executive shall be entitled to participate in all applicable incentive and savings plans and programs (including, when applicable, the Incentive Stock Option and Nonstatutory Stock Option Plan) and in all applicable retirement and pension plans on a basis providing him or her with the opportunity to receive compensation (without duplication of any annual bonus) and benefits equal to those provided by the Company and its affiliated companies for the Executive under such plans and programs as in effect any time during the 90-day period immediately preceding the effective date of this Agreement or, if more favorable to the Executive, as in effect at any time thereafter with respect to executives with comparable responsibilities.

         d. Benefit Plans. The Executive or his or her spouse, as the case may be, shall be entitled to receive employee benefits (including, without limitation, all amounts which the Executive or his or her spouse and family is or would have been entitled to receive as benefits under all medical, dental, disability, group life, accidental death and travel accident insurance plans and programs of the Company and its affiliated companies) as in effect at any time during the 90-day period immediately preceding the effective date of this Agreement or, if more favorable to the Executive, as in effect at any time thereafter with respect to executives with comparable responsibilities.

         e. Expenses. The Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in accordance with the policies and procedures of the Company as in effect during the 90-day period immediately preceding the effective date of this Agreement or, if more favorable to the Executive, as in effect at any time thereafter with respect to executives with comparable responsibilities.

         f. Vacation and Fringe Benefits. The Executive shall be entitled to paid vacation and fringe benefits in accordance with the policies of the Company as in effect during the 90-day period immediately preceding the effective date of this Agreement or, if more favorable to the Executive, as in effect at any time thereafter with respect to executives with comparable responsibilities.

6.       Termination.

         a. Death or Disability. This Agreement shall terminate automatically on the Executive's death. The Company may terminate this Agreement, after having established the Executive's Disability, by giving to the Executive written notice of its intention to terminate his or her employment, and the Executive's employment with the Company shall terminate effective on the 90th day after receipt of such notice (the "Disability Effective Date") if within 90 days after such receipt the Executive shall fail to return to full-time performance of duties (and if the Executive's Disability has been established pursuant to the definition of "Disability" set forth below). For purposes of this Agreement, "Disability" means disability which, after the expiration of more than 26 weeks after its commencement, is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Executive or his or her legal representative (such agreement to acceptability shall not be withheld unreasonably).

         b. Cause. The Company may terminate the Executive's employment during the Employment Period for Cause. For purposes of this Agreement, 'Cause' shall mean (1) a material breach by the Executive of the Executive's obligations under
Section 4 (other than as a result of incapacity due to physical or mental illness) which is: (A) demonstratively willful and deliberate on the Executive's part, (B) committed in bad faith or without reasonable belief that such breach is in the best interest of the Company, and (C) not remedied in a reasonable period of time after receipt of written notice from the Company specifying such breach, or (2) the conviction of the Executive of a felony involving moral turpitude.

         c. Good Reason. The Executive may terminate his or her employment for Good Reason. For purposes of this Agreement, "Good Reason" means:

                  (1) Without the express written consent of the Executive, (a) the assignment to the Executive of any duties inconsistent in any substantial respect with the Executive's position, authority, or responsibilities as contemplated by Section 3 of this Agreement, or (b) any other substantial change in such position (including titles), authority, or responsibilities;

                  (2) Any failure by the Company to comply with any of the provisions of Section 5 of this Agreement, other than an insubstantial and inadvertent failure remedied by the Company promptly after receipt of notice thereof given by the Executive;

                  (3) The Company's requiring the Executive to be based at any office or location other than that at which the Executive is based at the effective date of this Agreement, except for travel reasonably required in the performance of the Executive's responsibilities;

                  (4) Any purported termination by the Company of the Executive's employment other than as permitted by this Agreement, it being understood that any such purported termination shall not be effective for any purpose of this Agreement; or

                  (5) Any failure by the Company to obtain the assumption and agreement to perform this Agreement by a successor as contemplated by
         Section 16.

         d. Notice of Termination. Any termination by the Company for Cause or by the Executive for Good Reason shall be communicated by Notice of Termination to the other party given in accordance with Section 12. For purposes of this Agreement, a "Notice of Termination" means a written notice which (1) indicates the specific termination provision in this Agreement which is applicable, (2) sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated, and (3) if the termination date is other than the date of receipt of such notice, specifies the termination date of this Agreement (which date shall be not more than 15 days after the giving of such notice).

         e. Date of Termination. "Date of Termination" means the date of receipt of the Notice of Termination or the date specified therein, as the case may be.

7. Company Obligations on Termination. During the Employment Period, if the Executive's employment is terminated:

         a. Death. By reason of the Executive's death, this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement other than those obligations accrued or vested hereunder at the date of the Executive's death.

         b. Disability. By reason of the Executive's disability, the Executive shall be entitled to receive disability and other benefits after the Disability Effective Date at least equal to those provided in accordance with Section 5(d).

         c. Cause. For Cause, the Company shall pay to the Executive his or her full Base Salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, and the Company shall have no further obligations to the Executive under this Agreement, except that such termination shall not modify or affect in any way any accrued right of the Executive to any other compensation payable pursuant to Section 5 or to any vested or accrued benefits payable in accordance with such Section.

         d. Good Reason: Other Than for Cause or Disability. During the Employment Period:

                  (1) Termination Payments. Subject to clause (2) hereof, if the Company terminates the Executive's employment other than for Cause or disability, or if the Executive terminates his or her employment for Good Reason, the Company shall pay to the Executive the following amounts and provide the Executive with the following benefits:

                           (a) If not previously  paid,  the Executive  shall be
                  paid his or her Base Salary through the Date of Termination at the rate in effect (or, if greater, the rate required by Section 5(a) at the time the Notice of Termination was given.

                           (b) During the  remainder of the  Employment  Period,
                  the Company shall continue to pay to the Executive his or her salary on a monthly basis at a rate in effect (or, if greater, the rate required by section 5(a)) immediately prior to the Date of Termination.

                           (c) During the  remainder of the  Employment  Period,
                  the Executive shall continue to receive benefits under the Company's employee benefit plans described in Sections 5(d) and 5(f) hereof as if he or she remained employed by the Company.

                           (d) The Executive shall be considered fully vested in
                  any compensation or benefit amounts accrued, accruable, or payable by the Company to the Executive under any
                  Company-sponsored compensation or benefit plan, whether qualified or unqualified, and such other plans as may have been in effect for the Executive immediately prior to the Effective Date of this Agreement or the Date of Termination.

                           (e) If, despite the provisions of Sections 7(d)(1)(c)
                  and (d) above, benefits or service credits under any such employee benefit plan shall not be payable or provided under any such plan to the Executive or the Executive's dependents, beneficiaries, and estate, because he or she is no longer an employee of the Company, the Company shall, to the extent necessary, pay or provide for payment of such benefits and service credits for such benefits to the Executive, his or her dependents, beneficiaries, and estate.

                           (f) The Executive may elect, within 60 days after the
                  Date of Termination, to be paid a lump sum severance allowance, in lieu of the payments payable pursuant to Section 7(d)(1)(b), (d), and (e) hereof, and in addition to the benefits payable or provided pursuant to Sections 7(d)(1)(a) and (c) hereof, in an amount which is equal to the sum of (i) the total payments remaining pursuant to Section 7(d)(1)(b) of this Agreement, and (ii) any other amounts payable to the Executive under Sections 7(d)(1)(d) and (e) of this Agreement.

                  (2) Limitation.  Notwithstanding anything in this Agreement to the contrary, if it is determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise) (a "Payment") would not be deductible by the Company for federal income tax purposes because of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), the aggregate present value of amounts payable or distributable to or for the benefit of the Executive pursuant to this Agreement (such payments or distributions pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced (but not below zero) to the Reduced Amount, as defined below.

                           (a) The "Reduced Amount" shall be an amount expressed
                  in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be nondeductible by the Company because of Section 280G of the Code. Present value shall be determined in accordance with
                  Section 280G(d)(4) of the Code. The determination of the Reduced Amount and the components thereof required to be made hereunder shall be made by McGladrey & Pullen, LLP ("Accounting Firm"), which shall provide detailed supporting calculations both to the Company and the Executive within ten business days of the termination of employment of the Executive or such earlier time as is requested by the Company. Such determination by Accounting Firm shall be binding on the Company and the Executive.

                           (b) The Executive  shall determine which and how much
                  of  the  Agreement  Payments  (or,  at  the  election  of  the
                  Executive,  other  Payments)  shall be  eliminated  or reduced consistent with the determination of Reduced Amount by Accounting Firm; provided that, if the Executive does not make such determination within five business days of the receipt of the calculations made by Accounting Firm, the Company shall elect which and how much of the Agreement Payments shall be eliminated or reduced consistent with the calculation of the Reduced Amount and shall notify the Executive promptly of such election.

                           (c) As promptly as practicable thereafter, the Company shall pay to or distribute to or for the benefit of the Executive such amounts as are then due to the Executive under this Agreement and shall promptly pay to or distribute for the benefit of the Executive in the future such amounts as become due to the Executive under this Agreement.

                           (d) As a result of the uncertainty in the application
                  of Section 280G of the Code at the time of the initial determination by Accounting Firm hereunder, it is possible that Agreement Payments will have been made by the Company which should not have been made ("Overpayment") or that additional Agreement Payments which will have not been made by the Company could have been made ("Underpayments"), in each case, consistent with the calculation of the Reduced Amount hereunder.

                           (e) If Accounting Firm determines that an Overpayment
                  has been made, any such Overpayment shall be treated for all purposes as a loan to the Executive which the Executive shall repay to the Company together with interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Executive to the Company (or if paid by the Executive to the Company shall be returned to the Executive) if and to the extent such payment would not reduce the amount which is subject to taxation under Section 4999 of the Code. If Accounting Firm determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive, together with interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Code.

8. Confidentiality. The Executive shall hold in a fiduciary capacity for the Company's benefit all secret or confidential information, knowledge, or data relating to the Company or any of its affiliated companies and their respective businesses which shall have been obtained by the Executive during his or her employment by the Company or any of its affiliated companies and which shall not be public knowledge. After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company, communicate or divulge any such information, knowledge, or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provisions of this Section 8 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

9. No Obligation to Mitigate Damages. If the Executive's employment is terminated, the Executive shall be under no obligation to mitigate damages by seeking other employment. However, to the extent that the Executive receives compensation from other employment, the payments to be made under the provisions of Section 7(d)(1) of this Agreement (other than 7(d)(1)(f), if used), shall be correspondingly reduced.

10. Non-Exclusivity of Rights. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any benefit, bonus, incentive, or other plan or program provided by the Company or any of its affiliated companies for which the Executive may qualify. Nothing in this Agreement shall limit or otherwise affect such rights as the Executive may have under other agreements with the Company or any of its affiliated companies. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan or program of the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable according to such plan or program.

11. Full Settlement. The Company's obligation to make the payments described in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including without limitation any set-off, counterclaim, recoupment, defense, or other right which the Company may have against the Executive or others. The Company agrees to pay, to the full extent permitted by law, all legal fees and expenses which the Executive may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof or as a result of any contest by the Executive against the amount of any deduction pursuant to Section 7(d)(2) hereof, plus, in each case, interest compounded quarterly on the total unpaid amount determined to be payable under this Agreement. Such interest shall be calculated on the basis of the prime commercial lending rate as reported in the Wall Street Journal, in effect from time to time during the period of such nonpayment.

         If the Executive shall in good faith give a Notice of Termination for Good Reason and it shall thereafter be determined that Good Reason did not exist, unless the Company and the Executive shall otherwise mutually agree, the employment of the Executive shall be deemed to have terminated at the date of giving such purported Notice of Termination by mutual consent of the Company and the Executive. Except as provided in the preceding sentence and except that such termination shall not modify or in any way any accrued right of the Executive to any compensation payable pursuant to Section 5 or to any vested or accrued benefits payable in accordance with such Section, the Executive shall be entitled to receive only those payments and benefits which he or she would have been entitled to receive at such date otherwise than under this Agreement.

12. Notices. Any notices, requests, demands, and other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address he or she has filed in writing with the Company or, in the case of the Company, at its principal executive offices. Notice and communications shall be effective when actually received by the addressee.

13. Non-Alienation. The Executive shall not have any right to pledge, hypothecate, anticipate, or in any way create a lien on any amounts provided under this Agreement; and no benefits payable hereunder shall be assignable in anticipation of payment either by voluntary or involuntary acts or by operation of law, except by will or the laws of descent and distribution.

14. Governing Law. The provisions of this Agreement shall be construed in accordance with Iowa law, without reference to principles of conflicts of laws.

15. Amendment. This Agreement may be amended or canceled by mutual agreement of the parties in writing without the consent of any other person, and, so long as the Executive lives, no person, other than parties hereto, shall have any rights under or interest in this Agreement or the subject matter hereof.

16. Successor to the Company. This Agreement shall inure to the benefit of and be binding on the Company and its successors. The Company shall require any successor to all or substantially all the business or assets of the Company, whether direct or indirect, by purchase, merger, consolidation, acquisition of stock, or otherwise, by an agreement in form and substance satisfactory to the Executive, expressly to assume and agree to perform this Agreement in the same manner and to the same extent as the Company would be required to perform if no such succession had taken place.

17. Miscellaneous.

         a. If any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect.

         b. The Company may withhold from any amounts payable under this Agreement such federal, state, or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

         c. This Agreement contains the entire understanding with the Executive with respect to the subject matter hereof.

The Executive has signed this Agreement and, pursuant to authorization by its Board of Directors, the Company has caused this Agreement to be executed in its name and attested by its Secretary, all as of the date stated in the introductory paragraph.


                                                 /s/ D. Scott Ingstad
                                                 --------------------
                                                 D. Scott Ingstad


                                                 IOWA FIRST BANCSHARES CORP.


                                                 By:  /s/ George A. Shepley
                                                      -------------------------
                                                      George A. Shepley
                                                      Chairman, President & CEO
ATTEST:


/s/
-------------------------------
Secretary